                              AMENDED AND RESTATED
                1991 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                               OF WHX CORPORATION
                                 March 15, 2000

1.       Purpose of the Plan

         This 1991 Incentive and Nonqualified  Stock Option Plan (the "Plan") is
intended  as an  incentive,  to  retain  in the  employ  of  Wheeling-Pittsburgh
Corporation  (the  "Company")  and any  Subsidiary  of the  Company  (within the meaning of Section 424(f) of the Internal  Revenue Code of 1986, as amended (the
"Code")), persons of training,  experience and ability, to attract new employees whose services are considered valuable, to encourage the sense of proprietorship and to  stimulate  the active  interest of such persons in the  development  and financial success of the Company and its Subsidiaries.

         It is further  intended that certain  options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code  ("Incentive  Options") while certain other options granted pursuant to the  Plan  will  be  nonqualified  stock  options  ("Nonqualified  Options").
Incentive  Options  and the  Nonqualified  Options are  hereinafter  referred to collectively as "Options".

2.       Administration of the Plan

         The Board of Directors of the Company (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of three or more directors of the Company.  No person shall be eligible to serve on the Committee unless he is then a  "disinterested  person" within the meaning
of  Rule  16b-3  of  the  Securities  and  Exchange   Commission  ("Rule  16b3")
promulgated under the Securities Exchange Act of 1934, as amended

(the  "Act"),  if and as Rule  16b-3  is  then in  effect.  The  members  of the
Committee,  which  initially  shall be Ronald LaBow,  Robert  Davidow and Marvin
Olshan, shall serve at the pleasure of the Board.

         The Committee,  subject to Section 3 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret the provisions and supervise the  administration of the Plan.  Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options.  To the extent any Option does not qualify as an Incentive  Option,  it shall  constitute a separate  Nonqualified  Option.
Notwithstanding  any  provision in the Plan to the  contrary,  no Options may be granted  under the Plan to any  member of the  Committee  during the term of his membership on the Committee.

         Subject to the  provisions of the Plan, the Committee  shall  interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems desirable to carry the Plan or any Options into effect.  The act or determination of a majority of the Committee shall be deemed to be the act or  determination  of the  Committee  and any decision  reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting duly held.

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Subject to the provisions of the Plan, any action taken or determination made by the  Committee  pursuant to this and the other  paragraphs  of the Plan shall be conclusive on all parties.

3.       Designation of Optionees.

         The persons  eligible for  participation  in the Plan as  recipients of
Options  ("Optionees")  shall include only  full-time  key employees  (including full-time  key  employees  who also serve as  directors)  of the  Company or any
Subsidiary.  The grant of an Option to a full-time  employee who is an executive officer of the  Company,  as well as the terms and  provisions  of such  Option, shall  require the prior  approval of a majority of the members of the Board who are  "disinterested  persons." In selecting  Optionees,  and in determining  the number of  shares  to be  covered  by each  Option  granted  to  Optionees,  the
Committee  may  consider  the  office  or  position  held by the  Optionee,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions,  potential  and any other  factors  which the Committee may consider relevant.  Subject to the next  sentence,  an employee  who has been  granted an
Option  hereunder  may be  granted  an  additional  Option  or  Options,  if the
Committee shall so determine.  Notwithstanding anything contained in the Plan to the  contrary,  no  recipient  of Options may be granted  Options to purchase in excess  of  twenty  percent  of the  maximum  number  of  shares  of  Stock  (as hereinafter defined) authorized to be issued under the Plan.

4.       Stock Reserved for the Plan.

         Subject to adjustment as provided in Section 7 hereof, a total of three and  one-half  million  (3,750,000)  shares  of  common  stock,  $.01 par  value
("Stock"),  of the  Company  shall be subject  to the Plan.  The shares of Stock subject to the Plan shall consist of unissued shares or

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previously issued shares reacquired and held by the Company or any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock which may remain unsold and which are not  subject to  outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purpose of the Plan,  but until  termination of the
Plan the Company  shall at all times  reserve a  sufficient  number of shares of
Stock to meet the  requirements  of the Plan.  Should  any  Option  expire or be cancelled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an  Option be  reduced  for any reason,  the shares of Stock  theretofore  subject  to such  Option may again be subject to an Option under the Plan.

5.       Terms and Conditions of Options.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) Option Price. The purchase price of each share of Stock purchasable under an Option shall be  determined  by the  Committee at the time of grant but shall not be less than 100% of the fair  market  value of such share of Stock on the date the  Option is  granted;  provided,  however,  that with  respect to an
Incentive  Option,  in the case of an  Optionee  who, at the time such Option is granted,  owns (within the meaning of Section  424(d) of the Code) more than 10%
of the total combined  voting power of all classes of stock of the Company or of any  Subsidiary,  then the  purchase  price per share of Stock shall be at least
110% of the Fair Market Value (as defined  below) per share of Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 7 below. The fair market value

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("Fair Market  Value") of a share of Stock on a particular  date shall be deemed to be the closing  price of the Stock on such date (or if no  transactions  were reported on such date, on the next preceding date on which  transactions were so reported) on the New York Stock Exchange  Composite Tape or, if the Stock is not
on such date listed on the New York Stock Exchange,  in the principal  market in which such Stock is traded on such date.

         (b)  Option  Term.  The  term of each  Option  shall  be  fixed  by the
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided,  however, that in the case of an Optionee who, at the time such  Option is  granted,  owns more than 10% of the total  combined voting power of all classes of stock of the Company or any Subsidiary, then such
Option shall not be  exercisable  with  respect to any of the shares  subject to such Option later than the date which is five years after the date of grant.

         (c) Exercisability. Subject to paragraph (j) of this Section 5, Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions as shall be determined by the Committee at grant, provided,  however, that except as provided in  paragraphs  (f) and (g) of this  Section 5, unless a longer vesting period is otherwise determined by the Committee at grant, Options shall be  exercisable  as follows:  up to one-third of the  aggregate  shares of
Stock purchasable under an Option shall be exercisable commencing one year after the date of grant,  an  additional  one-third of the  aggregate  shares of Stock purchasable under an Option shall be exercisable  commencing two years after the date of grant and the balance  commencing on the third anniversary from the date of grant.  The Committee may waive such  installment  exercise  provision at any time in whole or in part based on performance and/or such other factors as the

                                       -5-

Committee  may  determine in its sole  discretion,  however no Options  shall be exercisable until after six months from the date of grant.

         (d) Method of Exercise. Options may be exercised in whole or in part at any time  during the option  period,  by giving  written  notice to the  Company specifying the number of shares to be purchased,  accompanied by payment in full of the purchase  price,  in cash,  by check or such other  instrument  as may be acceptable  to the  Committee.  As  determined  by the  Committee,  in its  sole discretion,  at or after  grant,  payment in full or in part may also be made in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the
Stock on the trading  day before the Option is  exercised);  provided,  however, that if such Stock was issued  pursuant to the exercise of an  Incentive  Option under the Plan,  the  holding  requirements  for such Stock under the Code shall first have been  satisfied.  An Optionee  shall have the rights to  dividends or other rights of a stockholder with respect to shares subject to the Option after
(i) the Optionee has given  written  notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record.

         (e)  Non-transferability  of Options.  Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and  distribution.  Any attempt to  transfer,  assign,  pledge,  hypothecate  or otherwise dispose of, or to subject to execution, attachment or similar process, any Option  contrary to the provisions  hereof shall be void and ineffective and shall give no right to the purported transferee.

         (f) Termination by Death. Unless otherwise  determined by the Committee at grant,  if any  Optionee's  employment  with the  Company  or any  Subsidiary terminates by reason of death,

                                       -6-

the  Option  may  thereafter  be  immediately  exercised,  to  the  extent  then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the
Optionee under the will of the Optionee,  for a period of one year from the date of such  death  or until  the  expiration  of the  stated  term of such  Option, whichever period is shorter.

         (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant,  if any  Optionee's  employment  with the Company or any
Subsidiary  terminates by reason of total and permanent disability as determined under the Company's long term disability policy ("Disability"),  any Option held by such Optionee may thereafter be exercised,  to the extent it was  exercisable at the time of termination  due to Disability (or on such  accelerated  basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such  termination  of employment or the  expiration of the stated term of such Option, whichever period is shorter; provided,  however, that, if the Optionee dies within such one-year period,  any unexercised  Option held by such Optionee shall  thereafter be exercisable to the extent to which it was  exercisable  at the time of death for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

         (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant,  if any  Optionee's  employment  with the Company or any
Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below),  any Option held by such Optionee may thereafter be exercised to the extent it was  exercisable at the time of such Retirement (as defined below)
(or on such  accelerated  basis as the  Committee  shall  determine  at or after grant), but may not be exercised after three months from the date of such

                                       -7-

termination  of employment or the  expiration of the stated term of such Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such  three-month  period,  any unexercised  Option held by such Optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of death,  for a period of one year from the date of such  death or for the stated term of such Option, whichever period is shorter.

         For  purposes  of this  paragraph  (h),  Normal  Retirement  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary  pension plan.  Retirement shall mean Normal or
Early Retirement.

         (i) Other Termination.  Unless otherwise determined by the Committee at grant,  if  any  Optionee's  employment  with  the  Company  or  any  Subsidiary terminates for any reason other than death, Disability or Retirement, the Option shall thereupon  terminate,  except that the  exercisable  portion of any Option which was  exercisable  on the date of such  termination  of  employment  may be exercised  for the lesser of three  months from the date of  termination  or the balance of such Option's term if the Optionee's  employment  with the Company or any Subsidiary is  involuntarily  terminated by the Optionee's  employer without
Cause.  Cause  shall mean a felony  conviction  or the failure of an Optionee to contest  prosecution  for  a  felony  or an  Optionee's  willful  misconduct  or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of

                                       -8-

the Company to a Subsidiary,  or vice versa,  or from one Subsidiary to another, shall not be deemed to  constitute a termination  of employment  for purposes of the Plan.

         (j) Limit on Value of  Incentive  Option.  The  aggregate  Fair  Market
Value,  determined as of the date the Option is granted,  of the Stock for which
Incentive  Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

         (k) Transfer of Incentive  Option  Shares.  The stock option  agreement evidencing any Incentive  Options  granted under this Plan shall provide that if the Optionee  makes a  disposition,  within the meaning of Section 424(c) of the
Code and  regulations  promulgated  thereunder,  of any share or shares of Stock issued to him pursuant to his exercise of an Incentive  Option granted under the
Plan  within the  two-year  period  commencing  on the day after the date of the grant of such Incentive Option or within a oneyear period  commencing on the day after  the date of  transfer  of the  share or  shares  to him  pursuant  to the
exercise  of  such  Incentive  Option,  he  shall,   within  ten  days  of  such
disposition,  notify the Company thereof and immediately  deliver to the Company any amount of federal income tax withholding required by law.

         (l) Loans to Optionees.  Subject to compliance with all applicable law, with the  consent  of the  Committee,  the  Company  in its  sole  and  absolute discretion,  may make,  arrange for, or guarantee a loan or loans to an Optionee with respect to the exercise of any Option granted under the Plan. The Committee shall have full authority to decide  whether to make a loan or loans  hereunder, or to  guarantee  any loan or  loans,  and to  determine  the  amount,  term and provisions of any such loan or loans,  including the interest rate to be charged in respect of any

                                       -9-

such loan or loans, whether the loan or loans are to be with or without recourse against  the  Optionee,  the  terms on which  the loan is to be  repaid  and the conditions, if any, under which the loan or loans may be forgiven, and the terms and conditions of any guarantee.

6.       Term of Plan.

         No Option  shall be granted  pursuant to the Plan on or after the tenth anniversary of the date the Plan is approved by the Board,  but Options  granted may extend beyond that date.

7.       Capital Change of the Company.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.

8.       Purchase of Investment.

         Unless the Options and shares covered by the Plan have been  registered under the Securities Act of 1933, as amended, or the Company has determined that such  registration  is unnecessary,  each person  exercising an Option under the
Plan may be required by the Company to give a representation  in writing that he is acquiring the shares for his own account for  investment  and not with a view to, or for sale in connection with, the distribution of any part thereof.

                                      -10-

9.       Taxes.

         The  Company  may make  such  provisions  as it may  deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan with respect to the withholding of any taxes or any other tax matters.

10.      Effective Date of Plan.

         The Plan shall be  effective  on the date it is  approved by the Board, provided  however that the Plan shall  subsequently be approved by majority vote of the Company's  stockholders  in the manner  contemplated by Rule 16b-3 of the
Act within one (1) year from the date approved by the Board.

11.      Amendment and Termination.

         The Board may amend,  suspend,  or terminate  the Plan,  except that no amendment  shall be made which would impair the right of any Optionee  under any
Option  theretofore  granted  without his consent,  and except that no amendment shall be made which,  without the  approval  of the  stockholders  in the manner provided in Rule 16b-3 of the Act, would:

                  (a)  materially  increase  the  number of shares  which may be issued under the Plan, except as is provided in Section 7;

                  (b) materially increase the benefits accruing to the Optionees under the Plan;

                  (c) materially  modify the  requirements as to eligibility for participation in the Plan;

                  (d)  decrease the Option  exercise  price to less than 100% of the Fair Market Value on the date of grant thereof; or

                  (e) extend the Option term provided for in Section 5(b).

                                      -11-

         The  Committee may amend the terms of any Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent.  The Committee may also substitute new Options for previously  granted  Options,  including  options  granted under other plans applicable to the  participant  and  previously  granted  Options  having higher option  prices,  upon such  terms as the  Committee  may deem  appropriate.

12.      Government Regulations.

         The Plan, and the granting and exercise of Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by  any  governmental  agencies  or  national  securities  exchanges  as  may be required.

13.      Rule 16b-3 Compliance.

         The Company  intends that the Plan meet the  requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) and (f) of Rule
16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the  operation of Section  16(b) of the Act. In all cases,  the terms,  provisions,  conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
Section 13.

14.      General Provisions.

         (a) Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer  orders and other  restrictions as the  Committee may deem  advisable  under the rules,  regulations,  and other requirements of the Securities and Exchange Commission,  any stock exchange upon which the Stock is then listed, and any applicable Federal or state

                                      -12-

securities  law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) Employment Matters.  The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment
(or, in case the Optionee is also a director, continued retention as a director)
with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its employees at any time.

         (c)  Limitation of Liability.  No member of the Board or the Committee, or any officer or  employee of the Company  acting on behalf of the Board or the
Committee,  shall  be  personally  liable  for  any  action,  determination,  or interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                                                                 WHX CORPORATION

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